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                            HOTCHKIS AND WILEY FUNDS
                            SUPPLEMENT TO PROSPECTUS
                             DATED OCTOBER 11, 1996

Effective November 12, 1996, Hotchkis and Wiley, the Advisor to the Hotchkis and Wiley Funds, was acquired by and became a separate business unit of Merrill Lynch & Co., Inc. Hotchkis and Wiley will continue to use the same investment philosophy and personnel to provide service to the Hotchkis and Wiley Funds.

                                                               November 15, 1996